Exhibit 10.5

THE TORO COMPANY

2000 STOCK OPTION PLAN

(As Amended December 3, 2008)

1.                                       Purpose. The purpose of The Toro Company 2000 Stock Option Plan (the “Plan”) is to enhance stockholder value of The Toro Company (the “Company”) by providing an incentive to key employees and other key individuals who perform services for the Company to contribute significantly to the long-term performance and growth of the Company; to link a significant portion of a participant’s compensation to the value of the Company’s Common Stock, par value $1.00 per share (“Common Stock”); and to attract and retain experienced and knowledgeable employees on a competitive basis. These purposes are expected to be achieved by granting options to acquire the Common Stock (“options”).

2.                                       Eligibility. Any employee of the Company who is regularly employed in an executive, managerial, professional or technical position and any other individual who performs services for the Company and who contributes significantly to the strategic and long-term performance objectives of the Company is eligible to participate in the Plan. Options may be granted to directors of the Company who are also employees of the Company. More than one option may be granted to the same individual.

a.                                       Limitations. No option may be granted to an individual who owns, directly or indirectly, Common Stock or other capital stock of the Company possessing more than 5% of the total combined voting power or value of any class of capital stock of the Company or a subsidiary immediately after such option is granted, and the maximum number of shares that may be covered by options granted to any individual during any calendar year shall be 100,000 shares. Except for the foregoing limitations, there is no minimum or maximum number of shares of Common Stock with respect to which options may be granted to any individual under the Plan. Individuals to whom options are granted are referred to as “option holders”.

3.                                       Stock Options.

a.                                       ISOs and Nonqualified Options. Options granted under the Plan may be either nonqualified stock options (“nonqualified options”) or incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

(i)                                     Incentive Stock Options. Incentive Stock Options shall meet the applicable requirements of, and contain or be deemed to contain all provisions required by, the Code or corresponding provisions of subsequent revenue laws and regulations in effect at the time such options are granted. Any ambiguities in construction shall be interpreted in order to effectuate such intent. To the extent that the aggregate fair market value of Common Stock (determined at the time of grant of the Incentive Stock Option) with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under all such plans of the Company and its parent and subsidiary corporations) exceeds $100,000 or such other limit as may be imposed by the Code, such options to the extent they exceed such limit shall be treated as options which are not Incentive Stock Options. In applying the foregoing limitation, options shall be taken into account in the order in which they were granted.

b.                                      Agreements. Options shall be evidenced by stock option agreements in such form and not inconsistent with the Plan as the Compensation and Human Resources Committee (the “Committee”) of the Board of Directors shall approve from time to time.

c.                                       Number of Shares, Date of Grant and Term. An option agreement shall specify the number of shares of Common Stock to which it pertains; the date of grant, which shall be the date on which the Committee grants an option or any later date which the Committee specifically designates, and the term of the option, which shall not exceed ten years.

d.                                      Exercise Price. The exercise price of an option shall be not less than 100% of fair market value of the Common Stock on the date of grant. Fair market value is the 4 p.m. Eastern Time closing price for the Common Stock as reported by the New York Stock Exchange. Notwithstanding the foregoing, to the extent that options are granted under the Plan as a result of the Company’s assumption or substitution of options issued by any acquired, merged or consolidated entity, the exercise price for such options shall be the price determined by the Committee pursuant to the conversion terms applicable to the transaction. After an option is granted, the exercise price shall not be reduced.

e.                                       Vesting, Transferability and Exercisability.

(i)                                     Vesting. An option granted to an officer, general manager or employee of the Company shall vest and become exercisable in three approximately equal installments on each of the first, second and third anniversaries after the date of grant.  An option granted to an other service provider who is not an officer, general manager or employee of the Company shall vest and become exercisable in full on the second anniversary after the date of grant.  Notwithstanding the foregoing, the Committee shall have the authority to provide in any option agreement for any one or more of the following:  (a) longer periods after the date of grant during which an option or any portion thereof may not yet be exercisable, (b) acceleration of vesting in the event of an option holder’s disability or death and (c) continued vesting after an option holder’s retirement, subject to Section 3.e(iii)(c).

(ii)                                  No Transfer. Options shall not be transferable by the option holder except by will or applicable laws of descent and distribution.

(iii)                               Exercise. During the lifetime of an option holder, an option may be exercised only by the option holder and only while an employee of the Company or a parent or subsidiary of the Company or otherwise performing services for the Company or a parent or subsidiary and only if the option holder has been continuously so employed or engaged since the date such options were granted, except as the Committee may otherwise determine and provide for in an option agreement at the time of grant or, if the Committee does not so provide, as follows:

(a)                                  Disability. In the event of disability of an option holder, options may be exercised by such individual or his or her guardian or legal representative, not later than the earlier of the date the option expires or one year after the date employment or performance of services ceases by reason of such disability, but only with respect to an option exercisable at the time employment or performance of services ceases.

(b)                                 Death. An option may be exercised after the death of an option holder only by such individual’s legal representatives, heirs or legatees, not later than the earlier of the date the option expires or one year after the date of death of such individual, and only with respect to an option exercisable at the time of death.

(c)                                  Retirement. An option may be exercised by an option holder after such individual ceases to be an employee by reason of retirement for up to four years after the date of retirement but not later than the date the option expires, provided that the option holder has remained an employee of the Company through the last day of the fiscal year in which the option is granted.  “Retirement” shall have the meaning established by the Committee from time to time or, if no such meaning is established, shall mean termination of employment with the Company at or after age 55 and with a number of years of service that, when added together with the option holder’s age, equals at least 65.

(d)                                 Other Termination of Employment. An option may be exercised by an option holder after such individual ceases to be an employee (for reasons other than disability, death or retirement) for up to three months after the date of termination of employment but not later than the date the option expires.

(iv)                              Non-compete. Notwithstanding any other provision of paragraph 3.e., if within one year after the termination of employment with or performance of services for the Company, an option holder is (a) employed or retained by or renders service to any organization that, directly or indirectly, competes with or becomes competitive with the Company, or if the rendering of such services is prejudicial or in conflict with the interests of the Company, or (b) violates any confidentiality agreement or agreement governing the ownership or assignment of intellectual property rights with the Company, or (c) engages in any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company, the Company may cancel or rescind or restrict all options held by such individual and shall have the right to the return of the economic value of any option which was realized or obtained (measured at the date of exercise) by such individual at any time during the period beginning on the date that is twelve months prior to the date of termination to the date of the last exercise, provided however, that this provision shall not be applicable in the event of a Change of Control.

(v)                                 Interruption in Service. Absence on leave from the Company, or other interruption in the performance of services, by an option holder shall, if approved by the Committee, not be deemed a cessation or interruption of employment or services for the purposes of the Plan.

f.                                         Methods of Exercise and Payment of Exercise Price. Subject to the terms and conditions of the Plan and the terms and conditions of the option agreement, an option may be exercised in whole at any time or in part from time to time, by delivery to the Company at its principal office of a written notice of exercise specifying the number of shares with respect to which the option is being exercised, accompanied by payment in full of the exercise price for shares to be purchased at that time. Payment may be made (i) in cash, (ii) by tendering (either actually or by attestation) shares of Common Stock already owned for at least six months (or other period necessary to avoid a charge to the Company’s earnings for financial statement purposes) valued at the fair market value of the Common Stock on the date of exercise or (iii) in a combination of cash and Common Stock; or the Committee may also, in its sole discretion exercised either at the time the option is granted or at any time before an option is exercised, (iv) permit option holders to deliver a notice of exercise of options, together with irrevocable instructions, approved in advance by proper officers of the Company, (A) to a brokerage firm designated by the Company, to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the exercise price and any related tax withholding obligations and (B) to the Company, to deliver certificates for such purchased shares directly to such brokerage firm, all in accordance with regulations of the Federal Reserve Board; or (v) authorize such other methods as it deems appropriate and as comply with requirements of the Code, the Securities Exchange Act of 1934 (the “Exchange Act”) and other applicable laws and regulations. No shares of Common Stock shall be issued until full payment has been made.

g.                                      Rights as a Stockholder. An option holder shall have no rights as a stockholder with respect to any Common Stock covered by an option until the option is exercised and shares of Common Stock are issued. Except as otherwise expressly provided in the Plan, no adjustments shall be made for dividends or other rights for which the record date is prior to issuance of the Common Stock.

4.                                       Common Stock Subject to the Plan. Subject to adjustment to reflect corporate transactions provided for in paragraph 4.a., the total number of shares of Common Stock that is reserved and available for issuance pursuant to options granted under the Plan shall be 7,200,000. Any shares issued by the Company in connection with the assumption or substitution of outstanding grants from any acquired corporation shall not reduce the shares available for option grants under the Plan. Shares of Common Stock that may be issued under the Plan may be authorized but unissued shares, reacquired or treasury shares, or outstanding shares acquired in the market or from private sources, or a combination thereof.  Shares of Common Stock that are issued under the Plan or that are potentially issuable pursuant to outstanding options granted under the Plan will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  All shares so subtracted from the amount available under the Plan with respect to an option that lapses, expires, is forfeited or for any reason is terminated unexercised or unvested or is settled or paid in cash or any form other than shares of Common Stock will not automatically again become available for issuance under the Plan.  Without limiting the generality of the foregoing, (i) any shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by the tender or attestation as to ownership of shares of Common Stock already owned pursuant to paragraph 3.f. of the Plan will not again become available for issuance under the Plan, (ii) shares withheld or repurchased by the Company to satisfy the payment of the exercise price of an option or any tax withholding obligation will not again become available for issuance under the Plan, and (iii) shares repurchased by the Company using option proceeds will not again become available for issuance under the Plan.

a.                                       Adjustments for Corporate Transactions. In the event of a corporate transaction involving the Company (including, without limitation, any merger, consolidation, recapitalization, reorganization, split off, spin off, reclassification, combination, stock dividend, stock split, reverse stock split, repurchase, exchange, extraordinary cash dividend, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or change in the corporate structure of the Company affecting the Common Stock, or a sale by the Company of all or part of its assets or any distribution to stockholders other than a normal cash dividend), the Committee shall make such proportional adjustments as are necessary to preserve the benefits or potential benefits of the options. Action by the Committee may include appropriate adjustments in all or any of (i) the number of shares of the Common Stock or other new or different securities that may be available for option grants under the Plan; (ii) the number of shares of Common Stock or other new or different securities subject to outstanding options; (iii) the option price per share of outstanding options and, if deemed appropriate, cash payments; (iv) the maximum number and kind of securities that may be made subject to options for any individual as set forth in paragraph 2.a.; or (v) any other adjustment the Committee determines to be equitable. The Committee may also, in its sole discretion, make provisions in any option agreement for the protection of outstanding options in the event of such a corporate transaction.

5.                                       Administration of the Plan.

a.                                       The Plan shall be administered by the Committee, provided that members of the Committee shall be “non-employee directors” as contemplated by Rule 16b-3 under the Exchange Act or any successor rule and shall qualify to administer the Plan as “outside directors” as contemplated by Section 162(m) of the Internal Revenue Code and the regulations thereunder (“Section 162(m)”). The Committee may delegate administrative duties and all decisions not required to be exercised by it under Section 162(m), Section 16 of the Exchange Act or the rules of the New York Stock Exchange to an officer of the Company. The decision of the Committee on any matter affecting the Plan and obligations arising under the Plan or any option granted thereunder shall be deemed final and binding upon all persons, including the Company, its stockholders and option holders. No member of the Board or of the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any option granted under the Plan.

b.                                      Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to grant options; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the exercise price of each option to purchase Common Stock, the individuals to whom and the time or times at which options shall be granted, the number of shares to be subject to each option, when an option may be exercisable and the other terms and provisions (and amendments thereto) of the respective option agreements (which need not be identical); to determine whether a particular option is to be an Incentive Stock Option; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

c.                                       Notwithstanding any other provision of this Plan other than paragraph 4, the Committee may not, without prior approval of the Company’s stockholders, seek to effect any repricing of any previously granted option by: (i) amending or modifying the terms of the option to lower the exercise price; (ii) canceling the option and granting replacement options having a lower exercise price in exchange; (iii) repurchasing the options and granting new options under this Plan; or (iv) taking any other action that is treated as a “repricing” under generally accepted accounting principles.

6.                                       Foreign Nationals and Residents of California.

a.                                       Foreign Nationals. Without amending the Plan, options may be granted to individuals who are foreign nationals or are employed or otherwise performing services for the Company or any subsidiary outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

b.                                      California Residents. Without amending the Plan, and notwithstanding any provision of the Plan to the contrary, options granted to individuals who are residents of the State of California may contain such terms and conditions as may be required by applicable California statutes governing stock options.

c.                                       Limitations. The Committee shall have no authority, however, to take action pursuant to paragraphs 6.a. and 6.b. of the Plan: (i) to reserve shares or grant options in excess of the limitations provided in paragraph 4 of the Plan; (ii) to effect any repricing in violation of paragraph 5.c. of the Plan; (iii) to grant options having an exercise price in violation of paragraph 3.d. of the Plan; or (iv) for which stockholder approval would then be required pursuant to any applicable law, rule or regulation, including without limitation the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission.

7.                                       Change of Control. In the event of a Change of Control of the Company as hereinafter defined, whether or not approved by the Board, all options shall fully vest, unless otherwise limited by the Committee at the time of the option grant, and be exercisable in their entirety immediately, and notwithstanding any other provisions of the Plan, shall continue to be exercisable for three years following the Change of Control, but not later than ten years after the date of grant.

a.                                       Definition. For the purpose of this paragraph 7, a “Change of Control” shall mean:

(i)                                     The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 15% or more of either (A) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (iii) of this paragraph 7; or

(ii)                                  Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)                               Consummation of a reorganization, merger or consolidation of the Company or sale or other disposition of all or substantially all of the assets of the Company or the acquisition by the Company of assets or stock of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 15% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv)                              Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

8.                                       Tax Withholding. The Company shall have the right to deduct from any settlement made under the Plan, including the exercise of an option or the sale of shares of Common Stock, any federal, state or local taxes of any kind required by law to be withheld with respect to such payments or to require the option holder to pay the amount of any such taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. If Common Stock is withheld or surrendered to satisfy tax withholding, such stock shall be valued at its fair market value as of the date such Common Stock is withheld or surrendered. The Company may also deduct from any such settlement any other amounts due the Company by the option holder.

9.                                       Governing Law. The Plan, options granted under the Plan and agreements entered into under the Plan shall be construed, administered and governed in all respects under and by the applicable laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan or an agreement to the substantive law of another jurisdiction.

10.                                 Plan Amendment and Termination. The Board may amend, suspend or terminate the Plan at any time, with or without advance notice to option holders; provided however that no amendment that would (a) increase the maximum number of shares that may be subjected to options or (b) increase the number of shares that may be covered by an option grant to any person referred to in Section 162(m) or (c) modify requirements as to eligibility for participation in the Plan or (d) constitute a material revision to the terms of the Plan within the meaning of the rules and regulations of the New York Stock Exchange or the Securities and Exchange Commission or (e) than is required by any applicable law, rule or regulation to be approved by the stockholders of the Company or (f) modify paragraph 3.d. or 5.c. of the Plan shall be effective unless the stockholders of the Company shall have approved such amendment in accordance with applicable provisions of the Code, other law, rule or regulation. No amendment, modification or termination of the Plan may adversely affect in a material manner any right of any option holder with respect to any option theretofore granted without such option holder’s written consent.

11.                                 Effective Date and Duration of the Plan. The Plan first became effective on March 29, 2000. Any amendment to the Plan shall be effective on the date established by the Committee, subject to stockholder approval, if required. The Plan shall remain in effect until all shares reserved for issuance pursuant to the Plan have been purchased pursuant to options granted under the Plan, provided that options under the Plan must be granted not later than ten years after the effective date of the Plan or any future amendment approved by stockholders.